EXHIBIT 10.17








                           MERCURY CASUALTY COMPANY
                            LOS ANGELES, CALIFORNIA

                       THIRD AND FOURTH PROPERTY EXCESS
                       CATASTROPHE REINSURANCE CONTRACT

                    Originally Effective: September 1, 1996

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



                                E. W. Blanch Co.

                              Reinsurance Services

                             3500 West 80th Street

                         Minneapolis, Minnesota  55431

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



                      Third Excess Catastrophe Reinsurance

                      REINSURERS                                   PARTICIPATIONS
Allmerica Re, A Division of The Hanover Insurance Company                1.25%
AXA Reinsurance Company                                                  7.50
Cat Limited                                                             10.00
Continental Casualty Company                                             2.00
Everest Reinsurance Company                                             13.00
First Excess and Reinsurance Corporation                                 9.00
Nationwide Mutual Insurance Company                                      3.00
Patriot Re Corporation (for Various Lloyd's Underwriters)                2.00
Renaissance Reinsurance Ltd.                                             4.00
St. Paul Reinsurance Management Corporation
  (for St. Paul Fire and Marine Insurance Company)                       1.75
Security Insurance Company of Hartford                                    .40
Signet Star Reinsurance Company                                          2.00
Sydney Reinsurance Corporation                                           4.25
United Fire & Casualty Company                                           1.00
USF RE Insurance Company                                                 2.00
Vesta Fire Insurance Corporation                                        25.00
Winterthur Reinsurance Corporation of America                            3.25

THROUGH SWIRE BLANCH EUROPE
Europa Re                                                                 .75
Sirius International Insurance Corporation                               1.25


                 REINSURERS                                        PARTICIPATIONS
Societe Parisienne de Souscription
 (for La Reunion Francaise)                                              1.50%
THROUGH MILLER REINSURANCE BROKERS NORTH AMERICA LTD.
Lloyd's Underwriters
 Per Signing Schedule                                                    5.10

TOTAL                                                                  100.00%



                     Fourth Excess Catastrophe Reinsurance

                         REINSURERS                                PARTICIPATIONS

Allmerica Re, A Division of The Hanover Insurance Company                1.50%
Cat Limited                                                             10.00
Continental Casualty Company                                             1.50
First Excess and Reinsurance Corporation                                10.00
Hartford Re Company
  (for Hartford Fire Insurance Company)                                  3.00
Nationwide Mutual Insurance Company                                      4.00
Renaissance Reinsurance Ltd.                                             4.00
St. Paul Reinsurance Management Corporation
  (for St. Paul Fire and Marine Insurance Company)                       2.00
San Francisco Reinsurance Company                                        5.25
Security Insurance Company of Hartford                                    .44
Signet Star Reinsurance Company                                          2.00
Sydney Reinsurance Corporation                                           3.50
USF RE Insurance Company                                                 3.00
Vesta Fire Insurance Corporation                                        25.00
Winterthur Reinsurance Corporation of America                            2.50

THROUGH SWIRE BLANCH EUROPE
Europa Re                                                                2.00
Mapfre Re Compania de Reaseguros, S.A.                                   2.50
Sirius International Insurance Corporation                               1.25
Societe Parisienne de Souscription
  (for La Reunion Francaise)                                             1.50

                    REINSURERS                                     PARTICIPATIONS
Through Miller Reinsurance Brokers North America Ltd.
Lloyd's Underwriters and Companies
 Per Signing Schedule(s)                                                15.06%

TOTAL                                                                  100.00%



                                E. W. Blanch Co.

                              Reinsurance Services

                             3500 West 80th Street

                         Minneapolis, Minnesota  55431

                               TABLE OF CONTENTS


   Article                                                    PAGE
          I    Classes of Business Reinsured                    1

         II    Term                                             1

        III    Territory                                        2

         IV    Exclusions                                       2

          V    Retention and Limit                              3

         VI    Reinstatement                                    3

        VII    Loss Occurrence (BRMA 27A)                       4

       VIII    Definitions                                      6

         IX    Loss Notices and Settlements                     7

          X    Salvage and Subrogation                          7

         XI    Reinsurance Premium                              7

        XII    Offset                                           8

       XIII    Inspection of Records                            9

        XIV    Net Retained Lines (BRMA 32B)                    9

         XV    Errors and Omissions (BRMA 14F)                  9

        XVI    Currency (BRMA 12A)                              9

       XVII    Taxes (BRMA 50B)                                10

      XVIII    Federal Excise Tax (BRMA 17A)                   10

        XIX    Unauthorized Reinsurers                         10

         XX    Insolvency                                      11

        XXI    Arbitration (BRMA 6J)                           12

       XXII    Service of Suit  (BRMA 49C)                     13

      XXIII    Assignments and Changes of Interest             14

       XXIV    Agency Agreement                                14

        XXV    Intermediary (BRMA 23A)                         14

               Schedule A

                               THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



ARTICLE I - CLASSES OF BUSINESS REINSURED

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Homeowners (Section I), Fire, Allied Lines, Commercial Multiple Peril (Section I), Automobile Physical Damage (Comprehensive only), Earthquake and Inland Marine, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.


ARTICLE II - TERM

A. This Contract shall become effective on September 1, 1996, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until August 31, 1997, both days inclusive. However, if the Reinsurer sustains no loss hereunder from loss occurrences commencing on or prior to June 30, 1997, this Contract shall, upon notice from the Company on June 30, 1997, expire on June 30, 1997.

B. Notwithstanding the provisions of paragraph A above, either party may terminate this Contract at any time, provided the Reinsurer has sustained no loss hereunder, by giving the other party not less than 90 days prior notice by certified mail.

C. If this Contract expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this

   Contract, be determined as if the entire loss occurrence had occurred prior to the expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.


ARTICLE III - TERRITORY

This Contract shall apply to the territorial limits set forth in the Company's policies reinsured hereunder.


ARTICLE IV - EXCLUSIONS

This Contract does not apply to and specifically excludes the following:

    1.  All lines of business not included in Article I.

    2.  All excess of loss reinsurance assumed by the Company.

    3. Reinsurance assumed by the Company under obligatory reinsurance agreements, except agency reinsurance where the policies involved are to be reunderwritten in accordance with the underwriting standards of the Company and reissued as Company policies at the next anniversary or expiration date.

    4.  Financial guarantee and insolvency.

    5. All Accident and Health, Fidelity and Surety, Boiler and Machinery, Ocean Marine, Workers' Compensation and Credit business when written as such.

    6.  Flood when written as such.

    7. Mortgage Impairment insurances and similar kinds of insurances, however styled.

    8. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance" attached to and forming part of this Contract.

    9. Risks excluded under the provisions of the "Total Insured Value Exclusion Clause" attached to and forming part of this Contract.

    10. Loss or damage caused by or resulting from war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority, but this exclusion shall not apply to loss or damage covered under a standard policy with a standard War Exclusion Clause.

    11. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

    12. Loss or liability excluded under the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

    13. Pollution and seepage coverages excluded under the provisions of the "Pollution and Seepage Exclusion Clause (BRMA 39A)" attached to and forming part of this Contract.


ARTICLE V - RETENTION AND LIMIT

A. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as "Company's Retention" for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for 95.0% of the amount by which such ultimate net loss exceeds the Company's applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed 95.0% of the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B. The Company shall retain, in addition to its initial retention on each loss occurrence, 5.0% of the excess ultimate net loss to which the excess layer applies.

C. The Company shall be permitted to carry excess per risk reinsurance, recoveries under which shall inure to the benefit of this Contract.


ARTICLE VI - REINSTATEMENT

A. In the event all or any portion of the reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated the Company agrees to pay additional premium equal to the product of the following:

    1. The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

    2. The earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

B. Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the earned reinsurance premium for any excess layer for the term of this Contract has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the earned reinsurance premium for that excess layer for the term of this Contract has been finally determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer within 60 days after receipt and verification of the Company's statement.

C. Notwithstanding anything stated herein, the liability of the Reinsurer provided by this Contract shall not exceed either of the following:

    1. 95.0% of the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

    2. 95.0% of the amount, shown as "Reinsurer's Term Limit" for that excess layer in Schedule A attached hereto, in all during the term of this Contract.


ARTICLE VII - LOSS OCCURRENCE (BRMA 27A)

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

    1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

    2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

    3. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

    4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

B. Except for those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

C. However, as respects those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.


ARTICLE VIII - DEFINITIONS

A. "Ultimate net loss" as used herein is defined as the sum or sums (including interest on judgments, extra contractual obligations, loss resulting from the reformation or liberalization of policies, litigation expenses and all other loss adjustment expense, except office expenses and salaries of the Company's regular employees) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

B. "Extra contractual obligations" as used herein shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy. Notwithstanding anything stated herein, this Contract shall not apply to any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. As respects amounts paid by the Company subject to this Contract for debris removal, including cleanup of pollutants, as respects business classified as commercial property, "loss" shall mean an amount not to exceed 30.0% of the direct physical loss or damage paid by the Company, for any one loss, any one location, any one insured. "Loss" is further restricted to include only such claims for debris removal, including cleanup of pollutants, reported to the Company not more than 180 days immediately following the direct physical loss or damage.

D. "Pollutant" as used herein shall mean any solid liquid, gaseous, or thermal irritant or contaminant, including, but not limited to smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes materials to be recycled, reconditioned or reclaimed.

ARTICLE IX - LOSS NOTICES AND SETTLEMENTS

A. Whenever a loss sustained by the Company appears likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of the loss at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of this Contract, and either under the strict conditions of the Company's policies or by way of compromise, shall be unconditionally binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company.

C. All salvage and recoveries received subsequent to a loss settlement under this Contract shall be applied as if received prior to said loss settlement, and all necessary adjustment shall be made between the Company and the Reinsurer immediately following receipt by the Company of such salvage or recoveries.


ARTICLE X - SALVAGE AND SUBROGATION

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.


ARTICLE XI - REINSURANCE PREMIUM

A. As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:

   1. The amount, shown as "Annual Minimum Premium" for that excess layer in Schedule A attached hereto; or, in the event the early expiration provision outlined in paragraph A of Article II is exercised by the Company, the amount shown as "Early Expiration Minimum Premium" for that excess layer in Schedule A attached hereto. In the event that this Contract is terminated in accordance with the provisions of paragraph B of
      Article II, the annual minimum premium for each excess layer shall be a pro rata portion of the "Annual Minimum Premium" for that excess layer in Schedule A attached hereto.

   2. The percentage, shown as "Premium Rate" for that excess layer in Schedule A attached hereto, of the Company's net earned premium for the term of this Contract.

B. The Company shall pay the Reinsurer an annual deposit premium for each excess layer of an amount, shown as "Annual Deposit Premium" for that excess layer in Schedule A attached hereto, in four equal installments of an amount, shown as "Quarterly Deposit Premium" for that excess layer in Schedule A attached hereto, on September 1 and December 1, 1996, and March 1 and June 1, 1997. However, in the event that this Contract expires on June 30, 1997 in accordance with the provisions of paragraph A of Article II, the Reinsurer shall return to the Company a pro rata portion of the deposit premium for each excess layer payable on June 1, 1997. In the event that this Contract is terminated at any time, in accordance with the provisions of paragraph B of Article II, the Company shall pay a pro rata portion of the amount, shown as "Annual Deposit Premium," for that excess layer in Schedule A attached hereto.

C. Within 60 days after the expiration or termination of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.

D. "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, for multiple peril policies with indivisible premiums, if any, 80.0% of the total Homeowners basic policy premium and 70.0% of the total basic Commercial Multiple Peril policy premium shall be considered subject premium.


ARTICLE XII - OFFSET

The Company or the Reinsurer may offset any balance, whether on account of premiums, commissions, loss or claim expenses due from one party to the other under this Contract or under any other reinsurance contract heretofore or hereafter entered into between the Company and the Reinsurer, whether acting as assuming reinsurer or ceding company.

ARTICLE XIII - INSPECTION OF RECORDS

The Reinsurer may inspect the records of the Company pertaining to the risks reinsured hereunder.


ARTICLE XIV - NET RETAINED LINES (BRMA 32B)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.


ARTICLE XV - ERRORS AND OMISSIONS (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


ARTICLE XVI - CURRENCY (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

ARTICLE XVII - TAXES (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.


ARTICLE XVIII - FEDERAL EXCISE TAX (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon as imposed under Section 4371 of the Internal Revenue Code to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


ARTICLE XIX - UNAUTHORIZED REINSURERS

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) by:

    1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

    2. Escrow accounts for the benefit of the Company; and/or

    3. Cash advances;

    if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

    1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

    2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

    3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

    4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves), if so requested by the Reinsurer.

    In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.


ARTICLE XX - INSOLVENCY

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.


ARTICLE XXI - ARBITRATION (BRMA 6J)

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the

   Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


ARTICLE XXII - SERVICE OF SUIT  (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

ARTICLE XXIII - ASSIGNMENTS AND CHANGES OF INTEREST

No assignment or change of the Company's interest hereunder, whether voluntary or involuntary and whether by merger or reinsurance of its entire business with another company or otherwise, shall be binding upon the Reinsurer.


ARTICLE XXIV - AGENCY AGREEMENT

If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


ARTICLE XXV - INTERMEDIARY (BRMA 23A)

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Los Angeles, California,  this _______ day of _________________________199__.

                _____________________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

                                   SCHEDULE A

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         all of Los Angeles, California




                                                            THIRD          FOURTH
                                                            EXCESS         EXCESS

Company's Retention                                      $15,000,000    $25,000,000

Reinsurer's Per Occurrence Limit (95.0% of)              $10,000,000    $15,000,000

Reinsurer's Term Limit (95.0% of)                        $20,000,000    $30,000,000

Annual Minimum Premium                                   $   520,000    $   436,000

Early Expiration Minimum Premium                         $   432,900    $   362,970

Premium Rate
  Class of Business other than Auto Physical Damage           2.8457%        2.5046%
  Auto Physical Damage                                        0.3003%        0.2343%

Annual Deposit Premium                                   $   650,000    $   545,000

Quarterly Deposit Premium                                $   162,500    $   136,250

U.S.A.
------

       NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

     1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

     2. Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

       I. Nuclear reactor power plants including all auxiliary property on the site, or
      II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or
     III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or
      IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

     3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

        (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or
        (b) where said insurance contains a provisions excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

     4. Without in any way restricting the operations of paragraphs (1), (2) and
(3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

     5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

     6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

     7. Reassured to be sole judge of what constitutes:

        (a)  substantial quantities, and
        (b)  the extent of installation, plant or site.

Note.-Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

        (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.
        (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

                     TOTAL INSURED VALUE EXCLUSION CLAUSE

It is the mutual intention of the parties to exclude risks, other than Offices, Hotels, Apartments, Hospitals, Educational Establishments and Public Utilities (except Railroad Schedules), and Builders Risks on the above classes, where at the time of cession, the Total Insured Value over all interests exceeds $250,000,000. However, the Company shall be protected hereunder, subject to the other terms and conditions of this Contract, if subsequent to cession being made, the Company becomes acquainted with the true facts of the case and discovers that the mutual intention has been inadvertently breached; on condition that the Company shall at the first opportunity, and certainly by next anniversary of the original policy, exclude the risk in question.

It is agreed that this mutual intention does not apply to Contingent Business Interruption or to interests traditionally underwritten as Inland Marine or to Stock and/or Contents written on a blanket basis except where the Company is aware that the Total Insured Value of $250,000,000 is already exceeded for buildings, machinery, equipment and direct use and occupancy at the key location.

It is understood and agreed that this Clause shall not apply hereunder where the Company writes 100% of the risk.

               POOLS, ASSOCIATIONS & SYNDICATES EXCLUSION CLAUSE

SECTION A:

Excluding:

    (a) All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

    (b) Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring property whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B:

    It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

    Industrial Risk Insurers,
    Associated Factory Mutuals,
    Improved Risk Mutuals,
    Any Pool, Association or Syndicate formed for the purpose of writing Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs, United States Aircraft Insurance Group,
    Canadian Aircraft Insurance Group,
    Associated Aviation Underwriters,
    American Aviation Underwriters.

Section B does not apply:

    (a) Where The Total Insured Value over all interests of the risk in question is less than $250,000,000.

    (b) To interests traditionally underwritten as Inland Marine or stock and/or contents written on a blanket basis.

    (c) To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under Section B(a).

    (d) To risks as follows:

        Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than railroad schedules) and builder's risks on the classes of risks specified in this subsection (d) only.

    Where this clause attaches to Catastrophe Excesses, the following Section C is added:

SECTION C:

    Nevertheless the Reinsurer specifically agrees that liability accruing to the Company from its participation in residual market mechanisms including but not limited to:

    (1)  The following so-called "Coastal Pools":

         Alabama Insurance Underwriting Association
         Florida Windstorm Underwriting Association ("FWUA")
         Louisiana Insurance Underwriting Association
         Mississippi Windstorm Underwriting Association
         North Carolina Insurance Underwriting Association
         South Carolina Windstorm and Hail Underwriting Association Texas Catastrophe Property Insurance Association

                                      AND

    (2)  All "Fair Plan" and "Rural Risk Plan" business

                                      AND

    (3) The Florida Property and Casualty Joint Underwriting Association ("FPCJUA"), the Florida Residential Property and Casualty Joint Underwriting Association ("RPCJUA") and the California Earthquake Authority (CEA)

for all perils otherwise protected hereunder shall not be excluded, except, however, that this reinsurance does not include any increase in such liability resulting from:

    (i) The inability of any other participant in such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms to meet its liability.

    (ii) Any claim against such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Fund Exclusion Clause incorporated in this Contract).

SECTION D:

    (1) Notwithstanding Section C above, in respect of the CEA, where an assessment is made against the Company by the CEA, the Company may include in its Ultimate Net Loss only that assessment directly attributable to each separate loss occurrence covered hereunder. The Company's initial capital contribution to the CEA shall not be included in the Ultimate Net Loss.

    (2) Notwithstanding Section C above, in respect of the FWUA, FPCJUA and RPCJUA, where an assessment is made against the Company by the FWUA, the FPCJUA, the RPCJUA, or any combination thereof, the maximum loss that the Company may include in the Ultimate Net Loss in respect of any loss occurrence hereunder shall not exceed the lesser of:

        (a) The Company's assessment from the relevant entity (FWUA, FPCJUA and/or RPCJUA) for the accounting year in which the loss occurrence commenced, or

        (b) The product of the following:

             (i) The Company's percentage participation in the relevant entity for the accounting year in which the loss occurrence commenced; and

             (ii) The relevant entity's total losses in such loss occurrence.

        Any assessments for accounting years subsequent to that in which the loss occurrence commenced may not be included in the Ultimate Net Loss hereunder. Moreover, notwithstanding Section C above, in respect of the FWUA, the FPCJUA and/or the RPCJUA, the Ultimate Net Loss hereunder shall not include any monies expended to purchase or retire bonds as a consequence of being a member of the FWUA, the FPCJUA and/or the RPCJUA. For the purposes of this Contract, the Company may not include in the Ultimate Net Loss any assessment or any percentage assessment levied by the FWUA, the FPCJUA and/or the RPCJUA to meet the obligations of an insolvent insurer member or other party, or to meet any obligations arising from the deferment by the FWUA, the FPCJUA and/or the RPCJUA of the collection of monies.


--------------------------------------------------------------------------------

NOTES: Wherever used herein the terms:

       "Company"    shall be understood to mean "Company", "Reinsured",
                    "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

       "Agreement"  shall be understood to mean "Agreement", "Contract",
                    "Policy", or whatever other term is used to designate the attached reinsurance document.

       "Reinsurers" shall be understood to mean "Reinsurers", "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

                    POLLUTION AND SEEPAGE EXCLUSION CLAUSE



This Contract excludes loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original policy.

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                                  Allmerica Re
                                 A Division of
                         The Hanover Insurance Company
                             Bedford, New Hampshire
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 1.25% of the Third Excess Catastrophe Reinsurance 1.50% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Florham Park, New Jersey,  this _______ day of_________________________199___.

                _________________________________________________________
                Allmerica Re, A Division of The Hanover Insurance Company

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                            AXA Reinsurance Company
                              Wilmington, Delaware
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

              7.50%  of the Third Excess Catastrophe Reinsurance
                 0%  of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,  this _______ day of _______________________________199___.

                     _____________________________________________________
                     AXA Reinsurance Company

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                                  Cat Limited
                               Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 10.00% of the Third Excess Catastrophe Reinsurance 10.00% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,  this _______ day of_________________________________199___.

                    _____________________________________________________
                    Cat Limited

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          Continental Casualty Company
                               Chicago, Illinois
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 2.00% of the Third Excess Catastrophe Reinsurance 1.50% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Chicago, Illinois,  this _______ day of_________________________________199___.

                    _____________________________________________________
                    Continental Casualty Company

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          Everest Reinsurance Company
                                Dover, Delaware
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 13.00%  of the Third Excess Catastrophe Reinsurance
                     0%  of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Newark, New Jersey,  this _______ day of _______________________________199___.

                     _____________________________________________________
                     Everest Reinsurance Company

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                    First Excess and Reinsurance Corporation
                             Overland Park, Kansas
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 9.00%  of the Third Excess Catastrophe Reinsurance
                10.00%  of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Kansas City, Missouri,  this _______ day of____________________________199___.

                        _____________________________________________________
                        First Excess and Reinsurance Corporation

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                        Hartford Fire Insurance Company
                             Hartford, Connecticut
                                       by
                              Hartford Re Company
                             Hartford, Connecticut
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                    0%  of the Third Excess Catastrophe Reinsurance
                 3.00%  of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                     Security Insurance Company of Hartford
                            Farmington, Connecticut
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 0.40% of the Third Excess Catastrophe Reinsurance 0.44% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Farmington, Connecticut,  this _______ day of ___________________________199___.

                     _____________________________________________________
                     Security Insurance Company of Hartford

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                        Signet Star Reinsurance Company
                              Wilmington, Delaware
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 2.00% of the Third Excess Catastrophe Reinsurance 2.00% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Florham Park, New Jersey,  this _______ day of _________________________199___.

                           _____________________________________________________
                           Signet Star Reinsurance Company

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                         Sydney Reinsurance Corporation
                           Philadelphia, Pennsylvania
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 4.25% of the Third Excess Catastrophe Reinsurance 3.50% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,  this _______ day of _______________________________199___.

                     _____________________________________________________
                     Sydney Reinsurance Corporation

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                         United Fire & Casualty Company
                               Cedar Rapids, Iowa
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 1.00%  of the Third Excess Catastrophe Reinsurance
                    0%  of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Cedar Rapids, Iowa,  this _______ day of________________________________199___.

                _____________________________________________________
                United Fire & Casualty Company

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                            USF RE Insurance Company
                             Boston, Massachusetts
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 2.00% of the Third Excess Catastrophe Reinsurance 3.00% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Costa Mesa, California,  this _______ day of_____________________________199___.

                _____________________________________________________
                USF RE Insurance Company

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                        Vesta Fire Insurance Corporation
                              Birmingham, Alabama
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 25.00% of the Third Excess Catastrophe Reinsurance 25.00% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Birmingham, Alabama,  this _______ day of_______________________________199___.

                _____________________________________________________
                Vesta Fire Insurance Corporation

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                 Winterthur Reinsurance Corporation of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 3.25% of the Third Excess Catastrophe Reinsurance 2.50% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,  this _______ day of _______________________________199___.

                _____________________________________________________
                Winterthur Reinsurance Corporation of America

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                                   Europa Re
                                Cologne, Germany
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 0.75% of the Third Excess Catastrophe Reinsurance 2.00% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Cologne, Germany,  this _______ day of ________________________________199___.

                _____________________________________________________
                Europa Re

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                     Mapfre Re Compania de Reaseguros, S.A
                                 Madrid, Spain
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 0%  of the Third Excess Catastrophe Reinsurance
              2.50%  of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Madrid, Spain,  this _______ day of ____________________________________199___.

                _____________________________________________________
                Mapfre Re Compania de Reaseguros, S.A.

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                   Sirius International Insurance Corporation
                               Stockholm, Sweden
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 1.25% of the Third Excess Catastrophe Reinsurance 1.25% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Stockholm, Sweden,  this _______ day of________________________________199___.

                _____________________________________________________
                Sirius International Insurance Corporation

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                              La Reunion Francaise
                                 Paris, France
                                       by
                       Societe Parisienne de Souscription
                                 Paris, France
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 1.50% of the Third Excess Catastrophe Reinsurance 1.50% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Paris, France,  this _______ day of ____________________________________199___.

                _____________________________________________________
                Societe Parisienne de Souscription
                (for and on behalf of La Reunion Francaise)

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                    Certain Underwriting Members of Lloyd's
                 shown in the Signing Schedule attached hereto
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 5.10% of the Third Excess Catastrophe Reinsurance 4.92% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer's obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedule attached hereto.

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          Certain Insurance Companies
                shown in the Signing Schedule(s) attached hereto
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                     0%  of the Third Excess Catastrophe Reinsurance
                 10.14%  of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer's obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019.

The following Article shall apply to the Subscribing Reinsurer's share in the attached Contract, in lieu of the provisions of Article XIX - Unauthorized Reinsurers - of the Contract:

   "Article XIX - Loss Reserves

     (Applicable only if the Reinsurer cannot qualify for credit by any state or any other governmental authority having jurisdiction over the Company's loss reserves.)

    A. As regards policies or bonds issued by the Company coming within the scope of this Contract, the Company agrees that, when it shall file with the Insurance Department or set up on its books reserves for losses covered hereunder which it shall be required by law to set up, it will forward to the Reinsurer a statement showing the proportion of such loss reserves which is applicable to the Reinsurer. The Reinsurer hereby agrees that it will apply for and secure delivery to the Company of a clean, irrevocable and unconditional Letter of Credit issued and confirmed, if confirmation is required by the regulatory authority(ies) having jurisdiction over the Company's loss reserves, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of Letters of Credit and which is (are) acceptable to said regulatory authority(ies), in an amount equal to the Reinsurer's proportion of reserves in respect of known outstanding losses that have been reported to the Reinsurer and allocated loss expenses relating thereto as shown in the statement prepared by the Company. Under no circumstances shall any amount relating to reserves in respect of Incurred But Not Reported losses be included in the amount of the Letter of Credit.

    B. The Letter of Credit shall be in a form acceptable to insurance regulatory authority(ies) having jurisdiction over the Company's loss reserves, shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless thirty (30) days prior to any expiration date the issuing bank shall notify the Company by registered mail that the issuing bank elects not to consider the Letter of Credit extended for any additional period. An issuing bank, not a member of the federal reserve system or not chartered in New York State, shall provide sixty (60) days notice to the Company prior to any expiration in the event of non-extension.

    C. Notwithstanding any other provision of this Contract, the Company or its successors in interest may draw upon such credit at any time, without diminution because of the insolvency of the Company or of the Reinsurer, for one or more of the following purposes only:

       1. To pay the Reinsurer's share or to reimburse the Company for the Reinsurer's share of any loss reinsured by this Contract, the payment of which has been agreed by the Reinsurer and which has not been otherwise paid;

       2. To make refund of any sum which is in excess of the actual amount required to pay the Reinsurer's share of any liability reinsured by this Contract;

       3. In the event of expiration of the Letter of Credit as provided for above, to establish deposit of the Reinsurer's share of known and reported outstanding losses and allocated expenses relating thereto under this Contract. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon shall accrue to the benefit of the Reinsurer.

       The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

    D. At annual intervals, or more frequently as agreed but never more frequently than quarterly, the Company shall prepare a specific statement, for the sole purpose of amending the Letter of Credit, of the Reinsurer's share of known and reported outstanding losses and allocated expenses relating thereto. If the statement shows that the Reinsurer's share of such losses and allocated loss expenses exceeds the balance of credit as of the statement date, the Reinsurer shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Company of an amendment of the Letter of Credit increasing the amount of credit by the amount of such difference. If, however, the statement shows that the Reinsurer's share of known and reported outstanding losses plus allocated loss expenses relating thereto is less than the balance of credit as of the statement date, the Company shall, within thirty (30) days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit."

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedule(s) attached hereto.

                            (Revised:  July 1, 1997)

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         EFFECTIVE:  SEPTEMBER 1, 1966

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



                      Third Excess Catastrophe Reinsurance

                      REINSURERS                                  PARTICIPATIONS

Allmerica Re, A Division of The Hanover Insurance Company                1.25%
AXA Reinsurance Company                                                  7.50
Cat Limited                                                             10.00
Continental Casualty Company                                             2.00
Everest Reinsurance Company                                             13.00
First Excess and Reinsurance Corporation                                 9.00
Nationwide Mutual Insurance Company                                      3.00
Patriot Re Corporation (for Various Lloyd's Underwriters)                2.00
Renaissance Reinsurance Ltd.                                             4.00
St. Paul Reinsurance Management Corporation
  (for St. Paul Fire and Marine Insurance Company)                       1.75
Signet Star Reinsurance Company                                          2.00
Sydney Reinsurance Corporation                                           4.25
United Fire & Casualty Company                                           1.00
USF RE Insurance Company                                                 2.00
Vesta Fire Insurance Corporation                                        25.00
Winterthur Reinsurance Corporation of America                            3.25

THROUGH SWIRE BLANCH EUROPE
Europa Re                                                                 .75
Sirius International Insurance Corporation                               1.25


                         REINSURERS                            PARTICIPATIONS
SPS Reasurrance                                                          1.50%

THROUGH MILLER REINSURANCE BROKERS NORTH AMERICA LTD.
Lloyd's Underwriters
 Per Signing Schedule                                                    5.10

TOTAL                                                                   99.60% part of
                                                                        100% share in the
                                                                        interests and liabilities
                                                                        of the "Reinsurer"



                     Fourth Excess Catastrophe Reinsurance

                         REINSURERS                            PARTICIPATIONS

Allmerica Re, A Division of The Hanover Insurance Company                1.50%
Cat Limited                                                             10.00
Continental Casualty Company                                             1.50
First Excess and Reinsurance Corporation                                10.00
Hartford Re Company
  (for Hartford Fire Insurance Company)                                  3.00
Nationwide Mutual Insurance Company                                      4.00
Renaissance Reinsurance Ltd.                                             4.00
St. Paul Reinsurance Management Corporation
  (for St. Paul Fire and Marine Insurance Company)                       2.00
Signet Star Reinsurance Company                                          2.00
Sydney Reinsurance Corporation                                           3.50
USF RE Insurance Company                                                 3.00
Vesta Fire Insurance Corporation                                        25.00
Winterthur Reinsurance Corporation of America                            2.50

THROUGH SWIRE BLANCH EUROPE
Europa Re                                                                2.00
Mapfre Re Compania de Reaseguros, S.A.                                   2.50
Sirius International Insurance Corporation                               1.25
SPS Reasurrance                                                          1.50

                    REINSURERS                              PARTICIPATIONS

THROUGH MILLER REINSURANCE BROKERS NORTH AMERICA LTD.
Lloyd's Underwriters and Companies
 Per Signing Schedule(s)                                       15.06%

TOTAL                                                          99.56% part of
                                                               100% share in the
                                                               interests and
                                                               liabilities
                                                               of the
                                                               "Reinsurer"



                                E. W. Blanch Co.

                              Reinsurance Services

                             3500 West 80th Street

                         Minneapolis, Minnesota  55431

                         (Revised:  September 1, 1997)

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         EFFECTIVE:  SEPTEMBER 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



                      Third Excess Catastrophe Reinsurance

                         REINSURERS                            PARTICIPATIONS

Allmerica Re, A Division of The Hanover Insurance Company                1.25%
AXA Reinsurance Company                                                  7.50
Cat Limited                                                             10.00
Continental Casualty Company                                             2.00
Everest Reinsurance Company                                             13.00
First Excess and Reinsurance Corporation                                 9.00
Nationwide Mutual Insurance Company                                      3.00
Patriot Re Corporation (for Various Lloyd's Underwriters)                2.00
Renaissance Reinsurance Ltd.                                             4.00
St. Paul Reinsurance Management Corporation
  (for St. Paul Fire and Marine Insurance Company)                       1.75
Signet Star Reinsurance Company                                          2.00
Sydney Reinsurance Corporation                                           4.25
United Fire & Casualty Company                                           1.00
USF RE Insurance Company                                                 2.00
Vesta Fire Insurance Corporation                                        25.00
Winterthur Reinsurance Corporation of America                            3.25

THROUGH SWIRE BLANCH EUROPE
Europa Re                                                                 .75
Sirius International Insurance Corporation                               1.25

                         REINSURERS                            PARTICIPATIONS

SPS Reasurrance                                                     1.50%

THROUGH MILLER REINSURANCE BROKERS NORTH AMERICA LTD.
Lloyd's Underwriters
 Per Signing Schedule                                               5.10

TOTAL                                                              99.60% part
                                                                   of 100%
                                                                   share in the
                                                                   interests and
                                                                   liabilities
                                                                   of the
                                                                   "Reinsurer"


                     Fourth Excess Catastrophe Reinsurance

                         REINSURERS                            PARTICIPATIONS

Allmerica Re, A Division of The Hanover Insurance Company           1.50%
Cat Limited                                                        10.00
Continental Casualty Company                                        1.50
First Excess and Reinsurance Corporation                           10.00
Hartford Re Company
  (for Hartford Fire Insurance Company)                             8.25
Nationwide Mutual Insurance Company                                 4.00
Renaissance Reinsurance Ltd.                                        4.00
St. Paul Reinsurance Management Corporation
  (for St. Paul Fire and Marine Insurance Company)                  2.00
Signet Star Reinsurance Company                                     2.00
Sydney Reinsurance Corporation                                      3.50
USF RE Insurance Company                                            3.00
Vesta Fire Insurance Corporation                                   25.00
Winterthur Reinsurance Corporation of America                       2.50

THROUGH SWIRE BLANCH EUROPE
Europa Re                                                           2.00
Mapfre Re Compania de Reaseguros, S.A.                              2.50
Sirius International Insurance Corporation                          1.25
SPS Reasurrance                                                     1.50

                    REINSURERS                        PARTICIPATIONS

THROUGH MILLER REINSURANCE BROKERS NORTH AMERICA LTD.
Lloyd's Underwriters and Companies
 Per Signing Schedule(s)                              15.06%

TOTAL                                                 99.56% part of
                                                      100% share in the
                                                      interests and liabilities
                                                      of the "Reinsurer"




                                E. W. Blanch Co.

                              Reinsurance Services

                             3500 West 80th Street

                         Minneapolis, Minnesota  55431

                                ADDENDUM NO. 1

                                    to the

                               THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                             REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                           Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                        all of Los Angeles, California



IT IS HEREBY AGREED, effective August 31, 1997, that paragraph A of Article II - Term - shall be deleted and the following substituted therefor:

    "A. This Contract shall become effective on September 1, 1996, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until September 30, 1997, both days inclusive.

The provisions of this Contract shall remain otherwise unchanged.

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                                  Allmerica Re
                                 A Division of
                         The Hanover Insurance Company
                             Bedford, New Hampshire

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of _________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Florham Park, New Jersey,  this _______ day of ______________________199___.

                _____________________________________________________
                Allmerica Re, A Division of The Hanover Insurance Company

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                            AXA Reinsurance Company
                              Wilmington, Delaware

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of ____________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

New York, New York,  this _______ day of _________________________ 199___.

                _____________________________________________________
                AXA Reinsurance Company

                                ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                                  Cat Limited
                               Hamilton, Bermuda

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of _________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Hamilton, Bermuda,  this _______ day of _______________________199___.

                _____________________________________________________
                Cat Limited

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          Continental Casualty Company
                               Chicago, Illinois

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of _______________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Chicago, Illinois,  this _______ day of _________________________199___.

                _____________________________________________________
                Continental Casualty Company

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          Everest Reinsurance Company
                             A Delaware Corporation

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of ____________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Warren, New Jersey,  this _______ day of ________________________ 199___.

                _____________________________________________________
                Everest Reinsurance Company

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                    First Excess and Reinsurance Corporation
                             Overland Park, Kansas

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of ______________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Kansas City, Missouri,  this _______ day of _________________________199___.

                _____________________________________________________
                First Excess and Reinsurance Corporation

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                        Hartford Fire Insurance Company
                             Hartford, Connecticut
                                       by
                              Hartford Re Company
                             Hartford, Connecticut
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IT IS ALSO AGREED, effective September 1, 1997, with respect to losses arising out of loss occurrences commencing on or after that date, that the Subscribing Reinsurer's percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above shall be increased as follows:

          From 0.0% to 0.0% of the Third Excess Catastrophe Reinsurance From 3.00% to 8.25% of the Fourth Excess Catastrophe Reinsurance

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of _______________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

San Francisco, California,  this _______ day of ________________________ 199___.

                _____________________________________________________
                Hartford Re Company
                (for and on behalf of Hartford Fire Insurance Company)

                                 Addendum No. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                      Nationwide Mutual Insurance Company
                                 Columbus, Ohio

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of ______________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Columbus, Ohio,  this _______ day of _____________________________199___.

                _____________________________________________________
                Nationwide Mutual Insurance Company

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                    Certain Underwriting Members of Lloyd's

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of _________________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Skillman, New Jersey,  this _______ day of ________________________199___.

                _____________________________________________________
                Patriot Re Corporation
                (for and on behalf of Underwriters at Lloyd's per Contract # __________)

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          Renaissance Reinsurance Ltd.
                               Hamilton, Bermuda

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of _____________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Hamilton, Bermuda,  this _______ day of ___________________________199___.

                _____________________________________________________
                Renaissance Reinsurance Ltd.

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                   St. Paul Fire and Marine Insurance Company
                              St. Paul, Minnesota

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of ________________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

New York, New York,  this _______ day of _______________________ 199___.

                _____________________________________________________
                St. Paul Fire and Marine Insurance Company by St. Paul Re, Inc.

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                        Signet Star Reinsurance Company
                              Wilmington, Delaware

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of _________________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Florham Park, New Jersey,  this _______ day of _____________________ 199___.

                _____________________________________________________
                Signet Star Reinsurance Company

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                         Sydney Reinsurance Corporation
                           Philadelphia, Pennsylvania

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of _____________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

New York, New York,  this _______ day of _________________________ 199___.

                _____________________________________________________
                Sydney Reinsurance Corporation

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                         United Fire & Casualty Company
                               Cedar Rapids, Iowa

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of ______________________ 199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Cedar Rapids, Iowa,  this _______ day of ___________________________ 199___.

                _____________________________________________________
                United Fire & Casualty Company

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                            USF RE Insurance Company
                             Boston, Massachusetts

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of _______________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Costa Mesa, California,  this _______ day of _______________________199___.

                _____________________________________________________
                USF RE Insurance Company

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                        Vesta Fire Insurance Corporation
                              Birmingham, Alabama

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of ______________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Birmingham, Alabama,  this _______ day of __________________________199___.

                _____________________________________________________
                Vesta Fire Insurance Corporation

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                 Winterthur Reinsurance Corporation of America
                               New York, New York

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of __________________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

New York, New York,  this _______ day of _________________________ 199___.

                _____________________________________________________
                Winterthur Reinsurance Corporation of America

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                                   Europa Re
                                Cologne, Germany

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of ____________________ 199___

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Cologne, Germany,  this _______ day of __________________________ 199___.


                _____________________________________________________
                Europa Re
                Europa Ruckversicherung
                Aktiengesellschaft

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                     Mapfre Re Compania de Reaseguros, S.A
                                 Madrid, Spain

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of _______________________199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Madrid, Spain,  this _______ day of ____________________________ 199___.

                _____________________________________________________
                Mapfre Re Compania de Reaseguros, S.A.

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                   Sirius International Insurance Corporation
                               Stockholm, Sweden

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of ______________________ 199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Stockholm, Sweden,  this _______ day of ___________________________ 199___.

                _____________________________________________________
                Sirius International Insurance Corporation

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                              La Reunion Francaise
                                 Paris, France
                                       by
                       Societe Parisienne de Souscription
                                 Paris, France

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



IT IS HEREBY AGREED, effective July 1, 1997, that all rights, interests, liabilities and obligations of the "Subscribing Reinsurer" under this Agreement shall be transferred from La Reunion Francaise, Paris, France, by Societe Parisienne de Souscription, Paris, France (hereinafter referred to as the "Assignor") to SPS Reassurance, Paris, France (hereinafter referred to as the "Assignee"). In accordance therewith, the Assignor shall assign, and the Assignee shall assume, all of the rights, interests, liabilities and obligations of the "Subscribing Reinsurer" under this Agreement. The Assignee shall then be subject to all of the terms and conditions hereof, and the term "Subscribing Reinsurer," wherever it is used herein, shall refer to SPS Reassurance, Paris, France.

IT IS UNDERSTOOD AND AGREED that the Company consents to the foregoing transfer of rights, interests, liabilities and obligations from the Assignor to the Assignee, and further releases the

Assignor from all unfulfilled liabilities and obligations which have arisen under this Agreement and all liabilities and obligations which may arise in the future under this Agreement.

IT IS ALSO AGREED that the "Novation Addendum," a copy of which is attached to and forms part of this Addendum, shall be recognized as part of this Agreement, effective July 1, 1997.

IT IS ALSO AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS ALSO AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of ________________________ 199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Paris, France,  this _______ day of ___________________________________ 199___.

                _____________________________________________________
                La Reunion Francaise

Paris, France,  this _______ day of ________________________________ 199___.

                _____________________________________________________
                SPS Reassurance

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                    Certain Underwriting Members of Lloyd's
                 shown in the Signing Schedule attached hereto
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Los Angeles, California,  this _______ day of __________________ 199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedule attached hereto.

                                 ADDENDUM NO. 1

                                     to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          Certain Insurance Companies
                shown in the Signing Schedule(s) attached hereto
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California


IT IS HEREBY AGREED that Addendum No. 1 to the Contract shall form part of the Contract, effective August 31, 1997.

IT IS FURTHER AGREED that, in lieu of the provisions of the second paragraph of the original Interests and Liabilities Agreement, this Agreement shall expire on September 30, 1997.

IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Los Angeles, California,  this _______ day of _______________________ 199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedule(s) attached hereto.

                              TERMINATION ADDENDUM

                                     to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         all of Los Angeles, California

                                   and to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                       San Francisco Reinsurance Company
                               Novato, California
            (hereinafter referred to as the "Subscribing Reinsurer")

                                attached thereto


IT IS HEREBY AGREED that this Contract, the Interests and Liabilities Agreement and the Subscribing Reinsurer's share(s), as listed below, in the interests and liabilities of the "Reinsurer" under the respective excess layers of reinsurance provided in this Contract shall be terminated on August 31, 1997, with respect to losses arising out of loss occurrences commencing after that date:

                   0.0%  of the Third Excess Catastrophe Reinsurance
                  5.25%  of the Fourth Excess Catastrophe Reinsurance

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of _______________________ 199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Novato, California,  this _______ day of __________________________ 199___.

                _____________________________________________________
                San Francisco Reinsurance Company

                              TERMINATION ADDENDUM

                                     to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         all of Los Angeles, California

                                   and to the

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                     Security Insurance Company of Hartford
                            Farmington, Connecticut
            (hereinafter referred to as the "Subscribing Reinsurer")

                                attached thereto


IT IS HEREBY AGREED that this Contract, the Interests and Liabilities Agreement and the Subscribing Reinsurer's share(s), as listed below, in the interests and liabilities of the "Reinsurer" under the respective excess layers of reinsurance provided in this Contract shall be terminated on August 31, 1997, with respect to losses arising out of loss occurrences commencing after that date:

                  0.40% of the Third Excess Catastrophe Reinsurance 0.44% of the Fourth Excess Catastrophe Reinsurance

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Los Angeles, California,  this _______ day of ________________________ 199___.

                _____________________________________________________
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.

Farmington, Connecticut,  this _______ day of ______________________ 199___.


                _____________________________________________________
                Security Insurance Company of Hartford

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hartford, Connecticut,  this _______ day of _____________________________199___.

                        _____________________________________________________
                        Hartford Re Company
                        (for and on behalf of Hartford Fire Insurance Company)

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                      Nationwide Mutual Insurance Company
                                 Columbus, Ohio
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 3.00% of the Third Excess Catastrophe Reinsurance 4.00% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Columbus, Ohio,  this _______ day of ____________________________________199___.

                 _____________________________________________________
                 Nationwide Mutual Insurance Company

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                              Certain Underwriting
                               Members of Lloyd's
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 2.00%  of the Third Excess Catastrophe Reinsurance
                    0%  of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Skillman, New Jersey,  this _______ day of______________________________199___.

                       _____________________________________________________
                       Patriot Re Corporation
                       (for and on behalf of Underwriters at Lloyd's per Contract # ____________)

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          Renaissance Reinsurance Ltd.
                               Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 4.00% of the Third Excess Catastrophe Reinsurance 4.00% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,  this _______ day of________________________199___.

                    _____________________________________________________
                    Renaissance Reinsurance Ltd.

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                   St. Paul Fire and Marine Insurance Company
                              St. Paul, Minnesota
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 1.75% of the Third Excess Catastrophe Reinsurance 2.00% of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,  this _______ day of ___________________________________
199___.

                _____________________________________________________
                St. Paul Fire and Marine Insurance Company
                St. Paul Reinsurance Management Corporation,
                Reinsurance Managers

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                       San Francisco Reinsurance Company
                               Novato, California
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                THIRD AND FOURTH
                          PROPERTY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                         Effective:  September 1, 1996

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                    0%  of the Third Excess Catastrophe Reinsurance
                 5.25%  of the Fourth Excess Catastrophe Reinsurance

This Agreement shall become effective on September 1, 1996, and shall continue in force until August 31, 1997, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to May 31, 1997, this Agreement shall, upon notice from the Company prior to June 30, 1997, expire on June 30, 1997. This Agreement may also be terminated by the Company in accordance with paragraph B of Article II of the Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Novato, California,  this _______ day of ________________________________199___.

                     _____________________________________________________
                     San Francisco Reinsurance Company